Exhibit 10.11

THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE WERE NOT ISSUED IN A TRANSACTION REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS. THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR, IN THE OPINION OF COUNSEL TO THE COMPANY, IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS.

LIVEDEAL, INC.

CONVERTIBLE NOTE

U.S. $_____	Date of Issuance: __________, 20__

FOR VALUE RECEIVED, LiveDeal, Inc., a Nevada corporation (“Company”), hereby promises to pay to the order of __________, a[n] __________ (“Purchaser”), the aggregate principal sum of _____ and No/100 Dollars ($_____) (the “Principal”) in lawful currency of the United States of America, subject to the provisions contained herein. This Convertible Note (this “Note”) is one of the Notes described in the Note Purchase Agreement dated as of January ___, 2014, by and between the Company and Purchaser (as amended from time to time, the “Purchase Agreement”). The Company and Purchaser shall be collectively referred to as the “Parties”. Unless otherwise expressly provided in this Note, initially capitalized words or terms used in this Note shall have the meanings set forth in the Purchase Agreement.

ARTICLE 1
PAYMENT

1.1              Maturity Date. The Principal and any other amounts payable to Purchaser hereunder, shall be due and payable to Purchaser on the Maturity Date.

1.2              Interest. Interest will accrue from the date hereof on the Principal amount at the rate of eight percent (8.00%) per annum until all Obligations under this Note are paid in full or until the conversion of the Principal pursuant to Article 2 of this Note. If the Principal is not converted pursuant to Article 2 of this Note, interest shall be paid with the Principal amount and all other Obligations on the Maturity Date. If the Principal is converted pursuant to Article 2 of this Note, interest accrued through the date of conversion and all other Obligations shall be paid on the date of conversion in accordance with Article 2 of this Note.

1.3              Payment. All payments under this Note shall be made by check or wire transfer of immediately available funds and in lawful money of the United States of America at __________, or at such other place as Purchaser may from time to time designate in writing to the Company. Payments will be credited first, to costs of collection and other charges for which the Company is responsible pursuant to this Note, second, to accrued but unpaid interest, and the remainder to Principal.

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1.4              Prepayment. The Company shall have the option to prepay this Note, together with accrued but unpaid interest, in whole or in part, at any time without premium or penalty.

ARTICLE 2
CONVERSION

2.1              Right to Convert into Common Stock; Conversion Price. Subject to Section 2.5 below, so long as any Principal due under this Note is outstanding, pursuant to Section 2.2 below, Purchaser may elect to convert, or the Company may cause the immediate conversion of, all or any portion of the Principal and accrued but unpaid interest into (a) that number of shares of the common stock of the Company (the “Common Stock”) as is obtained by dividing the dollar amount of the Principal and accrued but unpaid interest by the applicable Conversion Price per share of Common Stock (the “Conversion Shares”), and (b) a Warrant exercisable for a period of five (5) years, commencing on the Conversion Date (as defined below), for a number of shares of Common Stock equal to the number of Conversion Shares issuable upon conversion pursuant to clause (a) next preceding at an initial exercise price equal to one hundred ten percent (110%) of the Conversion Price then in effect. Subject to adjustment as provided in Section 2.3 hereof, the “Conversion Price” shall be an amount equal to seventy percent (70%) of the lesser of: (i) the closing bid price of the Common Stock on the Effective Date; or (ii) the 10-day volume weighted average closing bid price for the Common Stock, in each case as listed on NASDAQ for the ten (10) Business Days immediately preceding the date of the notice of conversion (the “Average Price”); provided, however, that in no event shall the Average Price per share be less than $1.00. For example, if the Average Price is $0.50 per share, then for purposes of calculating the Conversion Price, the Average Price per share would be $1.00 per share instead of $0.50 per share.

2.2              Mechanics of Conversion.

(a)                Unless earlier converted at the election of the Company pursuant to clause (b) below, Purchaser may cause the conversion of this Note by delivering to the Company an executed notice of conversion in the form attached hereto as Exhibit A (the “Notice of Conversion”).

(b)               The Company may cause the conversion of this Note by delivering to Purchaser a Notice of Conversion.

(c)                After delivery of the Notice of Conversion, the Company and Purchaser shall agree to a date for such conversion which, in no event, shall be later than three (3) business days following the date of the Notice of Conversion (the “Conversion Date”). On or before the Conversion Date, Purchaser shall surrender the Note for conversion and the Company shall denote in its corporate records the ownership by Purchaser of the Conversion Shares, effective as of close of business on the Conversion Date. Effective as of close of business on the Conversion Date (i) the rights of Purchaser with respect to the Principal, together with all other amounts due hereunder to Purchaser shall cease, (ii) Purchaser shall be treated for all purposes as having become the record holder of such Conversion Shares, and (iii) such conversion shall be at the Conversion Price then in effect. The issuance of Common Stock upon conversion of this Note shall be made without charge to Purchaser for any tax in respect of such issuance, and such Conversion Shares shall be issued in such names as may be directed by Purchaser.

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(d)               In the event of a partial conversion of this Note, all of the applicable provisions hereof shall apply in respect of the portion of this Note that is converted into Conversion Shares, and this Note shall be restated to reflect the amount that remains due and payable hereunder, which shall be subject to subsequent conversion in accordance with the terms and conditions hereof.

2.3              Adjustment of Conversion Price. Subject to Section 2.4 hereof, the Conversion Price and number and kind of Conversion Shares or other securities to be issued upon conversion determined pursuant to Section 2.1 shall be subject to adjustment from time to time upon the happening of certain events while this conversion right remains outstanding, as follows:

(a)                Merger, Sale of Assets, etc. If Company at any time shall consolidate with or merge into or sell or convey all or substantially all its assets to any other corporation or other entity, this Note shall thereafter be deemed to evidence the right to purchase such number and kind of shares or other securities and property as would have been issuable or distributable on account of such consolidation, merger, sale or conveyance, upon or with respect to the securities subject to the conversion or purchase right immediately prior to such consolidation, merger, sale or conveyance. The foregoing provision shall similarly apply to successive transactions of a similar nature by any such successor or purchaser. Without limiting the generality of the foregoing, the anti-dilution provisions of this Section 2.3 shall apply to such securities of such successor or purchaser after any such consolidation, merger, sale or conveyance.

(b)               Reclassification. If Company at any time shall, by reclassification or otherwise, change the Common Stock into the same or a different number of securities of any class or classes that may be issued or outstanding, this Note shall thereafter be deemed to evidence the right to purchase an adjusted number of such securities and kind of securities as would have been issuable as the result of such change with respect to the Common Stock immediately prior to such reclassification or other change.

(c)                Stock Splits, Combinations and Dividends. If the shares of Common Stock are subdivided or combined into a greater or smaller number of shares of Common Stock, or if a dividend is paid on the Common Stock in shares of Common Stock, the Conversion Price shall be proportionately reduced in case of subdivision of shares or stock dividend or proportionately increased in the case of combination of shares, in each such case by the ratio which the total number of shares of Common Stock outstanding immediately after such event bears to the total number of shares of Common Stock outstanding immediately prior to such event.

(d)               Dilutive Share Issuances. So long as this Note is outstanding, if the Company shall issue or agree to issue any shares of Common Stock for a consideration (or deemed price) less than the Conversion Price in effect at the time of such issue, then, and thereafter successively upon each such issue, the Conversion Price shall be reduced to such other lower issue price. For purposes of this adjustment, the issuance of any security carrying the right to convert or exchange such security into shares of Common Stock or of any warrant, right or option to purchase Common Stock shall result in an adjustment to the Conversion Price upon the issuance of the above-described security and again upon the issuance of shares of Common Stock upon exercise of such conversion or purchase rights if such issuance is at a price lower than the then applicable Conversion Price. Notwithstanding the foregoing, in no event shall the Conversion Price be reduced below $0.70 per share pursuant to this Section 2.3(d). For the sake of clarity, no adjustment shall be made to the Conversion Price pursuant to this Section 2.3(d) in respect of any Excluded Issuance, and the provisions of this Section 2.3(d) are in addition to (not in lieu of) the provisions set forth in Section 12.13 of the Purchase Agreement.

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2.4              Adjustment Notices. Whenever the Conversion Price is adjusted as provided in Section 2.3, Company shall promptly deliver to Purchaser written notice setting forth the revised Conversion Price with a statement of facts regarding the adjustment and the computation thereof.

2.5              Limitation on Conversion Pending Stockholder Approval. Purchaser’s right to convert the Principal due and payable under this Note into shares of Common Stock is expressly subject to the limitations and conditions set forth in Section 12.12 of the Purchase Agreement.

ARTICLE 3
COVENANTS OF COMPANY

3.1              Payment of Principal; Conversion. The Company hereby covenants and agrees that it shall pay or cause to be paid all amounts due hereunder on the Maturity Date or, if applicable prior to the Maturity Date, the Company shall effect or cause to be effected any conversion of the Principal into Conversion Shares.

3.2              Reserves. During the period the conversion right exists, the Company shall at all times reserve and keep available, out of its authorized but unissued Common Stock, solely for the purpose of issue upon conversion of this Note, such number of shares of Common Stock as shall then be issuable upon the conversion of this Note. The Company covenants that all such shares of Common Stock shall, upon issuance, be duly and validly issued, fully paid and non-assessable.

ARTICLE 4
DEFAULT; ACCELERATION

4.1              Events of Default. The occurrence of any Event of Default under the Purchase Agreement shall constitute an “Event of Default” hereunder.

4.2              Acceleration.

(a)                Upon the occurrence of any Event of Default, the entire outstanding balance of the Principal and any other amounts payable to Purchaser hereunder shall become immediately due and payable to Purchaser, without any demand of or notice to the Company.

(b)               Upon the occurrence of any Event of Default, Purchaser may exercise all rights and remedies available to it under any or all of the Transaction Documents or otherwise and may apply any of funds of either the Company in its possession to the outstanding indebtedness under this Note.

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4.3              Costs of Collection. The Company hereby, jointly and severally, agree to pay all costs of collection, including attorneys’ fees and expenses, whether or not suit is filed, and all costs of suit and preparation for suit (whether at trial or appellate level), in the event any amount of the Principal or other amount owing hereunder is not paid when due, or to exercise any other right or remedy hereunder, or in the event Purchaser is made party to any claim, case, action or other proceeding because of the existence of the Principal, or if at any time Purchaser should incur any attorneys’ fees or expenses in any proceeding under any federal bankruptcy law (or any similar state or federal law) in connection with the Principal.

ARTICLE 5
GENERAL PROVISIONS

5.1              Remedies Cumulative and Continuing. All powers and remedies of Purchaser hereunder with respect to an Event of Default shall, to the extent permitted by law, be deemed cumulative and not exclusive of any other thereof or of any other power or remedy available to Purchaser, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Note, and every power and remedy given by this Note or by applicable law to Purchaser may be exercised from time to time, and as often as shall be deemed expedient by Purchaser.

5.2              Replacement; Exchange. Upon receipt of evidence reasonably satisfactory to the Company of the ownership and the loss, theft, destruction or mutilation of this Note, the Company shall execute and deliver a new Note of like kind in lieu of and in substitution for the lost, stolen, destroyed or mutilated Note. This Note may be exchanged by surrender hereof at the office of the Company maintained for that purpose, and the Company shall execute and deliver in exchange herefor the Note or Notes which Purchaser making the exchange shall be entitled to receive.

5.3              Choice of Law. This Note shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to principles of conflict of laws. The parties hereto hereby declare that it is their intention that this Agreement shall be regarded as made under the laws of the State of Nevada and that the laws of said State shall be applied in interpreting its provisions in all cases where legal interpretation shall be required.

5.4              Notices. All notices, requests, consents and other communications required or permitted under this Agreement shall be in writing and shall be delivered personally or by reputable overnight courier (e.g., Federal Express) or mailed first class, postage prepaid, registered or certified mail:

(a)	If to Purchaser, to:
__________
__________
__________
Attn: __________
Facsimile: __________

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Any party may change the address to which notices intended for it shall be sent by a notice to the other party given in the manner specified in this Section 5.4. Such notices and communications shall for all purposes of this Agreement be treated as being effective or having been given when delivered if delivered personally or by courier or, if sent by mail, when received.

5.5              Assignment. This Agreement shall be binding upon the Company and Purchaser and its successors and assigns. Neither the Company nor Purchaser shall not make any assignment of its rights under this Agreement, the Notes, the Warrants or other Transaction Documents or subject this Agreement, the Notes, the Warrants or other Transaction Documents or its rights hereunder to any lien or security interest of any kind whatsoever; and any such assignment, lien or security interest shall be absolutely void and unenforceable as against Purchaser.

5.6              Cooperation; Further Action. Each Party to this Note shall, without further consideration, execute and deliver any further or additional instruments and perform any acts which may become reasonably necessary to effectuate and carry out the purposes of this Note.

5.7              Severability. In the event any term or provision of this Note is declared to be invalid or illegal, for any reason, this Note shall remain in full force and effect and the same shall be interpreted as though such invalid and illegal provision were not a part hereof.

5.8              Amendments. This Note may not be altered or amended, and no right under this Note may be waived, except by a writing executed by the Parties to this Note or except as otherwise provided in this Note. No waiver of any term, provision, or condition of this Note, in any one or more instances, shall be deemed or construed as a further or continuing waiver of any such term, provision, or condition, or as a waiver of any other term, provision, or condition of this Note.

5.9              Integration. This Note and the other Transaction Documents constitute and embodies the full and complete understanding and agreement of the parties hereto and supersedes all prior understandings, whether oral or written.

5.10             Captions; Number and Gender. The captions, headings and arrangements used in this Agreement are for convenience only and shall not in any way affect, modify, control, or limit the meaning or applicability of such article or section. Words used herein, regardless of the number or gender stated, shall be deemed to refer to the singular or plural, or to the masculine, feminine or neuter, respectively, all as the context may admit.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned have executed this Note as of the date first set forth above.

COMPANY: LIVEDEAL, INC., a Nevada corporation

By:	/s/
Name:
Its:

PURCHASER: _______________

By:	/s/
Name:
Its:

[Signature Page – Convertible Note]

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Exhibit A

Form of Conversion Notice

Re:	Convertible Note (the “Note”) issued by LiveDeal, Inc., a Nevada corporation (the “Company”), dated __________, 20__, in the original principal amount of $__________.

Effective as of the date written below, the undersigned hereby [provides notice of its election to automatically covert / irrevocably elects to convert] $____________ of the unpaid principal amount on the Note into shares of the common stock of Company according to the terms and conditions set forth in the Note. If interests are to be issued in the name of a person or entity other than the undersigned, the undersigned hereby agrees to pay all transfer taxes payable with respect thereto.

Date of Conversion:

Signature:

Name:

If applicable, name and address of person or entity other than the undersigned to which Conversion Shares are to be registered and delivered:

Name:

Address:

Social Security or Tax I.D. Number _____________

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